UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report: (Date of Earliest Event Reported):
                               January 27, 1998

                           THE QUIZNO'S CORPORATION
               (Exact name of registrant as specified in its charter)

Colorado                        000-23174                  84-1169286
(State or other jurisdiction   (Commission               (IRS Employer
   of incorporation)            File Number)          Identification No.)

           1099 18th Street, Suite 2850, Denver, Colorado,     80202
            (Address of principal executive offices)     (Zip Code)

    Registrant's telephone number, including area code:  (303) 291-0999

Item 5. Other Events.  Other event
Press release regarding Canadian Master Franchise Agreement

   Exhibit No.              Description             Reg. S-K Item No.
-----------------           -----------             -----------------

*99.1                       Press release           99



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE  QUIZNO'S  CORPORATION



Date:  February  2,  1998    By:/s/  John  L.  Gallivan
                             John  L.  Gallivan,  Chief  Financial  Officer

                                 EXHIBIT INDEX


       Exhibit No.           Description        Reg. S-K Item No.
   -----------------     ------------------     -----------------

         *99.1               Press release              1